SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
Date of Report (Date of earliest event reported)          May 23, 1996
                                                         ------------

                            Manhattan Bagel Company, Inc.
                             -----------------------------
               (Exact Name of Company as Specified in its Charter)


         New Jersey                        0-24388         22-2981539
  (State or other jurisdiction of        (Commission     (IRS Employer
   incorporation or organization        File Number)
    Identification Number)



   246 Industrial Way West, Eatontown, New Jersey           07724
  (Address of principal executive office)                 (Zip- Code)



   Company's telephone number, including area code         (908) 544-0155



                                       N/A
      (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

On May 23,1996, Manhattan Bagel Company, Inc. (the "Company") reported that it had completed the acquisition of Specialty Bakeries, Inc. ("SBI").
The transaction was reported in a Form 8-K and was accounted for as a pooling of interests. The required financial statements and the pro forma information were not available at that time.

The following financial statements are filed as a part of this amendment to Form 8-K;                                    Page

SBI, unaudited Balance Sheet as of March 31,1996.                                                                         1-2

SBI, unaudited Consolidated Statements of Operations for the three months ended March 31,1996 and
and March 31,1995.                                                                                                         3

SBI, audited Balance Sheets as of December 31,1995 and December 31,1994.                                                   6

SBI, audited Consolidated Statements of Operations for the years ended December 31,1995 and
December 31,1994.                                                                                                          7

SBI, audited Consolidated Statements of Stockholders' Equity  for the years ended December 31,1995
and December 31,1994.                                                                                                      7

SBI, audited Consolidated Statements of Cash Flows  for the years ended December 31,1995 and
December 31,1994.                                                                                                          8

SBI, audited Notes to The Consolidated Financial Statements  for the years ended December 31,1995
and December 31,1994.                                                                                                     9-12

Manhattan Bagel Company, Inc. and Subsidiaries unaudited Pro Forma Balance Sheets as of
March 31,1996 and December 31,1995.                                                                                      13-14

Manhattan Bagel Company, Inc. and Subsidiaries unaudited Pro Forma Consolidated Statements of
Operations for the three months ended March 31,1996 and March 31,1995.                                                     15

Manhattan Bagel Company, Inc. and Subsidiaries unaudited Pro Forma Consolidated Statements of
Operations for the years ended December 31,1995 and December 31,1994.                                                      16



                     SPECIALTY BAKERIES, INC.
                         BALANCE SHEET
                       (Unaudited)

                                                                      March 31,1996

         ASSETS

Current Assets
    Cash and cash equivalents                                                 ($8,246)
    Accounts receivable                                                       284,456
    Inventories                                                                70,232
    Prepaid expenses and other current assets                                  36,742
                                                                                    -
         Total current assets                                                 383,184

Property and equipment, net of accumulated
    depreciation of $987,804                                                  238,739

Other assets
    Notes receivable-related parties                                           30,000
    Security deposits                                                          29,694
    Other assets                                                                3,187
                                                                                    -
         Total Assets                                                        $684,804
                                                                                    =
         LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
    Current maturities of long-term debt                                     $161,554
    Accounts payable and accrued expenses                                     583,772
    Unearned franchise fee income                                              45,000
    Income taxes payable                                                       (1,300)
                                                                                    -
         Total current liabilities                                            789,026
                                                                                    -
    Other liabilities
    Long-term debt, net of current maturities                                 258,099
                                                                                    -
Stockholders' equity
    Common stock, no par value, 2,500 shares
         authorized, 934 issued and outstanding                                97,012
    Retained (deficit)                                                       (344,333)
                                                                                    -
                                                                             (247,321)
    Less: Treasury Stock (232 shares) at cost                                 115,000
                                                                                    -
         Total stockholders' equity                                          (362,321)
                                                                                    -
         Total liabilities and stockholders' equity                          $684,804
                                                                                    =


                    SPECIALTY BAKERIES, INC.
                               STATEMENTS OF OPERATIONS
                                      UNAUDITED

                                                  For the Three Months Ended
                                                            March 31,
                                                       1996           1995
                                                                      ----

     Revenues

       Product sales                                  $688,711     $707,633
       Franchise &license related revenue              177,949       67,925
       Other income

            Total revenue                              866,660      775,558

       Operating expenses
       Cost of goods sold                              288,427      265,235
       Selling, general &administrative expenses       550,705      630,359
       Interest expense (income), net                    3,315        9,467

             Total operating expenses                  842,447       905,061

     Earnings before provision for income taxes         24,213      (129,503)

     Provision for income taxes

     Net income                                        $24,213     ($129,503)
                                                                   ----------

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Stockholders
Specialty Bakeries, Inc.
Moorestown, New Jersey


    We have audited the accompanying balance sheets of Specialty Bakeries, Inc. as of December 31, 1995 and 1994, and the related statements of operations and retained earnings (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Specialty Bakeries, Inc. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                             Rainer & Company

February 2, 1996

     RAINER & COMPANY

A PROFESSIONAL- CORPORATION
Certified Public Accountants

                                      INDEX
                                      -----

      Title                                           Page No.
      -----                                           --------

 Independent Auditors' Report                                1

 Balance Sheets                                              2

 Statements of Operations and Retained Earnings (Deficit)    3

 Statements of Cash Flows                                    4

 Notes to Financial Statements                             5-8



                                     -- 4 --

   RAINER &COMPANY                   -2-
A Professional CORPORATION
Certified Public Accountants

                           SPECIALTY BAKERIES, INC.
                           ------------------------
                                BALANCE SHEETS
                                --------------
                          DECEMBER 31, 1995 AND 1994
                          --------------------------

          ASSETS                                            1995      1994
          ------
Current:
  Cash                                                  $ 22,361  $ 54,914
   Accounts Receivable                                   244,827   151,542
   Inventories                                            51,134    39,980
   Prepaid Expenses                                       51,838    51,770
   Note Receivable - Franchisee                                0    11,035
      TOTAL CURRENT ASSETS                              370, 160   309,241

  Property and Equipment, Net of
  Accumulated Depreciation                               261,539   300,666

   Other:
   Note Receivable - Franchisee                                0    41,680
   Note Receivable - Stockholder                          30,000    30,000
   Deposits                                               29,694    14,650
   Intangible Assets, Net of Accumulated
   Amortization of $563 in 1995                           3, 187         0
   Equipment Held For Sale                                17,023         0
      TOTAL OTHER ASSETS                                  79,904    86,330

      TOTAL ASSETS                                    $ 711,603  $ 696,237
                                                      ---------  ---------

          LIABILITIES
          -----------
Current:
 Notes Payable                                         $ 51,554  $ 117,504
 Accounts Payable                                       426,033    181,191
 Sales Taxes Payable                                      9,857     10,766
 Accrued Expenses                                       212,329     25,497
 Franchise Advertising Funds                                805     30,965
 Deferred Franchise Fee Revenue                         127,000          0
    TOTAL CURRENT LIABILITIES                           827,578    365,923
                     ,
Long-Term:
 Notes Payable, Net of Current Portion                  270,559   290, 154

     TOTAL LIABILITIES                               1,098, 137    656,077

          STOCKHOLDERS' EQUITY
          --------------------

Common Stock - No Par Value, 2,500 Shares Authorized,
 934 Shares Issued and Outstanding                       97,012     97,012
Retained Earnings (Deficit)                           (368,546)    58, 148
                                                      (271,534)   155, 160
Less:
Treasury Stock (232 Shares), at Cost                    115,000    115,000
  TOTAL STOCKHOLDERS' EQUITY                          (386,534)    40, 160

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY
     (DEFICIT)                                        $ 711,603 $ 696,237
                                                      --------- ---------

     The accompanying notes are an integral part of this statement.

   RAINER &COMPANY                   -3-
A PROFESSIONAL CORPORATION
Certified Public Accountants

                          SPECIALTY BAKERIES, INC.
                          ------------------------
               STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
               ----------------------------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
               ----------------------------------------------

                                                           1995     1994
Revenues:
Net Product Sales                                   $ 2,727,195     $2,710,220
Cost of Sales                                         1,384,342      1,234,771
      GROSS PROFIT                                    1,342,853      1,475,449

      Other Operating Revenue:
      Royalty Fees                                      183,364        146,988
      Initial Franchise Fees                             41,250         93,500
      Other Revenues                                     47,316         41,927
      TOTAL OTHER OPERATING REVENUE                     271,930       282,415

    INCOME BEFORE OPERATING EXPENSES                 1,614,783   1,757,864

Operating Expenses                                    2,020,392  1,687,141

    OPERATING INCOME (LOSS)                           (405,609)     70,723

  Other Income (Expense):
  Interest Income                                            78      2,996
  Gain on Sale of Assets                                      0     62,170
  Miscellaneous Income                                   13,806          0
  Interest Expense                                    (34, 969)   (28,462)
     TOTAL OTHER INCOME (EXPENSE)                      (21,085)     36,704

     INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES  (426,694)    107,427

Provision for Income Taxes                                    0      6,663

   NET INCOME (LOSS)                                  (426,694)    100,764

Retained Earnings (Deficit) - Beginning                 58, 148   (42,616)

   RETAINED EARNINGS (DEFICIT) - ENDING             $ (368,546)   $ 58,148
                                                    -----------   --------



         The accompanying notes are an integral part of this statement.

   RAINER &COMPANY                   -4-
A ProFessional corporation
Certified Public Accountants

                          SPECIALTY BAKERIES, INC.
                          ------------------------
                          STATEMENTS OF CASH FLOWS
                          ------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
               ----------------------------------------------

                                                      1995        1994
Cash Flows From Operating Activities:
Net Income (Loss)                              $ (426,694)   $ 100,764
Adjustments to Reconcile Net Income (Loss) to
    Net Cash Provided by Operating Activities:
    Depreciation and Amortization                  105,443     119,960
    Gain on Sale of Assets                               0    (62,170)
    Decrease (Increase) in:
    Accounts Receivable                           (93,285)   (136,542)
    Inventories                                   (11,154)     (7,410)
    Prepaid Expenses                                  (68)    (28,372)
    Deposits                                      (15,044)    (11,950)
    Intangible Assets                              (3,750)           0
    Equipment Held For Sale                       (17,023)           0
    Increase (Decrease) in:
    Accounts Payable                               244,842      32,282
    Sales Tax Payable                                (909)         263
    Accrued Expenses                               186,832      14,369
    Franchise Advertising Funds                  (30, 160)      15,493
    Deferred Franchise Fee Revenue                 127,000           0
    NET CASH PROVIDED BY OPERATING ACTIVITIES      66,030       36,687

Cash Flows From Investing Activities:
    Purchase of Property and Equipment            (65,753)    (52,461)
    Proceeds from Sale of Assets                         0      29,500
    NET CASH (USED) BY INVESTING ACTIVITIES       (65,753)    (22,961)

Cash Flows From Financing Activities:
 Proceeds from Borrowing                                      0    150,000
 Payment of Debt Obligations                           (85,545)  (137,805)
 Proceeds From Note Receivable Franchisee                52,715      7,785
       NET CASH PROVIDED (USED) BY FINANCING
       ACTIVITIES                                      (32,830)     19,980

       NET INCREASE (DECREASE) IN CASH                  (32,553)    33,706

Cash - Beginning                                         54,914     21,208

    CASH - ENDING                                       $ 22,361  $ 54,914
                                                        --------  --------

 Supplemental Disclosures of Cash Flow Information:
 --------------------------------------------------
 Cash Paid During the Year for:
 Interest                                                34,969     28,462
 Taxes                                                    5,306          0

Schedule of Non-Cash Financing Activities:
- ------------------------------------------
The company financed a note receivable from a franchisee
for the purchase of equipment in the amount of                    $ 60,500
                                                                  --------

During the year the company refinanced long-term debt into a term loan of $330,000


         The accompanying notes are an integral part of this statement.

  RAINER &COMPANY                 - 5 -

A PROFESSIONAL CORPORATION
Certified Public Accountants

                       SPECIALTY BAKERIES, INC.
                       ------------------------
                    NOTES TO FINANCIAL STATEMENTS
                    -----------------------------
                      DECEMBER 31, 1995 AND 1994
                      --------------------------

NOTE 1 - Organization
- -------  ------------

    Company's Activity - The company was founded as a partnership in 1985 and
- -----------------------
incorporated on October 15, 1986 in the State of New Jersey. The company is engaged in the business of operating bagel bakeries and restaurants and, in 1992, began franchising additional restaurant locations under franchise agreements with third parties. The company grants credit to franchised outlets in the normal course of business.

NOTE 2 - Summary of Significant Accounting Policies
- -------  ------------------------------------------

         Inventories - Inventories are stated at lower of cost (first-in, first-
     ----------------
     out), or market.

    Property  and  Equipment -  Property  and  equipment  are carried  at  cost.
- -----------------------------
Depreciation is calculated by the straight-line and accelerated methods over the estimated useful lives of the assets. Maintenance and minor repairs are charged to operations as incurred. Gains and losses on dispositions are recorded in current operations.

     Depreciation is provided over the following estimated lives:

           Leasehold Improvements                 10 Years
           Machinery and Equipment               5-7 Years

    Revenue Recognition - Revenue from sales of individual franchises is
- ------------------------
recognized, net of an allowance for uncollectible amounts, when substantially all significant services to be provided by the company have been performed. When an individual franchise is sold, the company agrees to provide certain services to the franchisee. Generally, these services include assistance in site selection and training.

    Use of Estimates - The preparation of financial statements in conformity
- ---------------------
with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

    Intangible Assets - The cost of certain legal fees are being amortized over
- ----------------------
the remaining useful
life. Amortization expense for the year amounted to $563.

    Income Taxes - The company has elected to be treated as an S Corporation as
- -----------------
defined under section 1371 of the Internal Revenue Code. In 1995, the company elected to be treated as an S Corporation for the State of New Jersey. Therefore, income taxes are the liability of the individual stockholders. State income taxes are provided for those states which do not recognize S Corporation status.

RAINEIL &COMPANY                 -6-
A PROFESSIONAL CORPORATION
Certified Public Accountants

                       SPECIALTY BAKERIES, INC.
                       ------------------------
                    NOTES TO FINANCIAL STATEMENTS
                    -----------------------------
                      DECEMBER 31, 1995 AND 1994
                      --------------------------

NOTE 3 - Property and Equipment
- -------  ----------------------

     Property and equipment consist of the following:
                                                       1995      1994

Leasehold Improvements Machinery and Equipment
     TOTAL PROPERTY AND EQUIPMENT

Less: Accumulated Depreciation

         NET PROPERTY AND EQUIPMENT

    Depreciation expense for the years ended December 31, 1995 and 1994 were $104,880 and $119,960, respectively.

NOTE 4 - Notes Receivable
- -------  ----------------

     Franchisee - Collateralized by equipment. Monthly installments of $1,198
     -----------
     which includes interest at 7%. Final payment due December 1999. The note was repaid in 1995.

         Stockholder - Due June 1997 without interest.
     ------------------

NOTE 5 - Notes Payable
- -------  -------------

                                                     1995      1994
Note Payable - Bank - Payable in equal! monthly principal
installments of $2,500 plus interest at prime plus 1%.
 The note was refinanced in 1995                     $     0   $150,000

  Note Payable - Bank - Term loan in the amount of $310,000
  payable in equal principal installments of $5,167 plus
  interest at prime plus 1.5%. The note was refinanced
  in 1995                                                0   185,991

Note Payable - Bank - Payable in equal monthly principal
installments of $667 plus interest at prime plus 1.5%.
 The note was refinanced in 1995                         0    16,667

Note Payable - Bank - The note was refinanced in 1995    0    55,000

 Note payable - Bank - Term loan in the amount of $330,000
 payable in equal installments of $6,600 including interest
 at 9.25%. The note is collateralized by substantially all
 corporate assets and the personal guaranty of the stockholders
                                                            322, 1130
                                                                    -

   TOTAL                                          322, 113   407,658

Less: Current Maturities                            51,554   117,504
                                                             -------

   LONG-TERM DEBT                                 $270,559  $290,154
                                                            --------

 RAINER &COMPANY                 -7-
PROFESSIONAL CORPORATION
Certified Public Accountants
                       SPECIALTY BAKERIES, INC.
                       ------------------------
                    NOTES TO FINANCIAL STATEMENTS
                    -----------------------------
                      DECEMBER 31, 1995 AND 1994
                      --------------------------

NOTE 5 - Notes Payable (Continued)
- -------  --------------

         Future maturities of long-term debt are:

          1996                                    $ 51,554
          1997                                      56,530
          1998                                      61,987
          1999                                      69,970
          2000                                      82,072

             TOTAL                                $322,113
                                                  --------

NOTE 6 - Commitments and Contingencies
- -------  -----------------------------

    The company leases all of its facilities under noncancellable leases expiring at various dates from July 1998 through January 2003. All of the leases contain provisions requiring the payment of minimum annual rentals plus percentage rentals on sales beyond certain stipulated levels at percentages ranging from 6% to 8%. In addition to rentals, the company is responsible for its share of common area maintenance charges under the leases.

    Total rent expense and common area maintenance charges under all noncancellable leases were $398,988 and $304,932 in 1995 and 1994, respectively.

    Minimum annual future obligations under noncancellable leases in effect at December 31, 1995 are as follows:

         1996                                    $ 312,916
         1997                                      339,129
         1998                                     345, 128
         1999                                     306, 217
         2000                                      282,694
   Subsequent                                     359, 183
                                                  --------

            TOTAL                               $1,945,267

 RAINER &COMPANY                 -8-
A PROFESSIONAL CORPORATION
Certified Public Accountants

                       SPECIALTY BAKERIES, INC.
                       ------------------------
                    NOTES TO FINANCIAl STATEMENTS
                    -----------------------------
                           DECEMBER 31, 1995 AND 1994
                           --------------------------

NOTE 8 - Provision for Income Taxes
- -------  --------------------------

    The provision for state income taxes for the years ended December 31, 1995 and 1994 is as follows:

                                                       1995     1994

State Tax                                              $    0   $ 6,663
                                                       -----    -------

    The company has available at December 31, 1995, approximately $188,000 of unused operating loss carryforwards that may be applied against future state taxable income and that expire in various years from 1996 to 2002.

NOTE 9 - Franchising Activities
- -------  ----------------------

    During 1992, the company began franchising additional restaurant locations under franchise agreements with third parties. The agreements generally provide for payments to the company of a fixed initial licensing fee, continuing royalty payments and payments to an advertising and promotion fund based on gross receipts. The franchisee is authorized to use the name "Bagel Builders" in the operation of the restaurant and is required to conduct business in accordance with the terms of the franchise agreement and related documents. The company provides assistance with regard to a proposed site's location, initial opening and manager training. The company charged $950,058 and $997,361 for product and royalties to its franchisee for the years ended December 31, 1995 and 1994, respectively.

               MANHATTAN BAGEL COMPANY, INC. AND SUBSIDIARIES
                    PRO FORMA CONDENSED COMBINED BALANCE SHEETS (Unaudited)

                                              March 31,~1996    December 31,1995
                                              ------------------         -------

          ASSETS

     Current Assets
       Cash and cash equivalents                    $1,196,032       $8,014,519
       Marketable securities                        25,715,290       22,625,000
       Accounts receivable, net of allowance for
          doubtful accounts of $14,564 and $10,000,
       respectively                                  6,494,363        4,439,065
       Inventories                                   1,032,608          810,238
       Current maturities of notes receivable           71,860           67,008
       Due from officer/stockholder                                    296, 164
       Prepaid expenses and other current assets       665,544        1,058,007

    Total current assets                           35, 175,697       37,310,001

      Property and equipment, net of accumulated
      depreciation of $2,427,718 and $2,160,032,
      respectively                                  11,147,309        9,735,865

     Other assets
       Notes receivable, net of current maturities     267,072          221,905
       Notes receivable-related parties                189,827          111,400
       Goodwill, net of accumulated amortization of
       $51,304 and $30,356, respectively             3,531,567          482,013
       Security deposits                               663,558          530,639
       Other assets                                  1,802,479          974,897

          Total Assets                             $52,777,509      $49,366,720

               MANHATTAN BAGEL COMPANY, INC. AND SUBSIDIARIES
                    PRO FORMA CONDENSED COMBINED BALANCE SHEETS (Unaudited)

                                                 March 31,1996 December 31, 1995
                                                 -------------------------------

          LIABILITIES AND STOCKHOLDERS' EQUITY

     Current liabilities
      Current maturities of long-term debt          $1,748,703       $1,411,058
      Current maturities of capital lease
       obligations                                     151,238          137,929
      Accounts payable and accrued expenses          4,217,544        3,715,295
       Unearned franchise fee income                   335,000          332,000
       Franchise deposits                              185,833          411,667
       Current maturity of notes payable related
       party                                                            189,000
       Income taxes payable                            258,361          666,058
       Deferred income taxes                             7,700            7,700
       Other current liabilities                        52,649           61,189

          Total current liabilities                  6,957,028        6,931,896

       Other liabilities
       Long-term debt, net of current maturities     4,237,984        3,902,446
       Capital lease obligations, net of current
       maturities                                      526,814          526,005
       Security deposits                               361,167          349,047
       Deferred income taxes and other liabilities     241,000          241,000

                                                     5,366,965        5,018,498
     Stockholders' equity ......................
        Preferred stock, 2,000,000 shares authorized,
        no shares issued or outstanding
        Common stock, no par value, 10,000,000 shares
        authorized, 7,231,031 and 7,085,742,
        respectively
        issued and outstanding                      37,123,884       34,980,522
        Retained earnings                            3,329,632        2,435,804


          Total stockholders' equity                40,453,516       37,416,326

          Total liabilities and stockholders' equity
                                                   $52,777,509      $49,366,720

                    MANHATTAN BAGEL COMPANY, INC. AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME UNAUDITED

                                                       For the Three Months
                                                       Ended
                                                       March 31,
                                                       ----------
                                                       1996           1995

     Revenues

        Product sales                               $6,612,305    $3,008,537
        Franchise & license related revenue          2,379,141       933,820
        Other income                                    70,118       44, 172

            Total revenue                            9,061,564     3,986,529

       Operating expenses
       Cost of goods sold                             3,291,122   1,663,990
       Selling, general & administrative expenses     4,651,287   2,148,536
       Interest expense (income), net                 (217,390)      14,973

             Total operating expenses                7,725,019    3,827,499

       Earnings before provision for income taxes    1,336,545      159,030

       Provision for income taxes                      442,717      115,758

       Net income                                     $893,828      $43,272

       Net income per share                              $0.12        $0.01
                                                                      -----

      Weighted average number of common &
      common equivalent shares outstanding           7,563,416    5,351,975
                                                     ---------    ---------

                    MANHATTAN BAGEL COMPANY, INC. AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME UNAUDITED

             For the Three Months Ended December 31, 1995           1994

     Revenues

        Product sales                               $16,747,070   $9,230,899
        Franchise &license related revenue            5,229,619    3,289,997
        Other income                                    189,917      258,859

            Total revenue                            22,166,606   12,779,755

       Operating expenses
       Cost of goods sold                             9,223,823    4,686,483
       Selling, general & administrative expenses    10,065,761    6,647,506
       Interest expense (income), net                  (28,187)       95,215

              Total operating expenses               19,261,397  11,429,204
                                                                 ----------

       Earnings before provision for income taxes     2,905,209   1,350,551

       Provision for income taxes                     1,284,213     506,363

       Net income                                    $1,620,996    $844,188

       Net income per share                               $0.28       $0.17
                                                                      -----

      Weighted average number of common &
      common equivalent shares outstanding           5,692,311    5,059,297

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.



                                            MANHATTAN BAGEL COMPANY, INC.
                                                          Registrant



Date:          August 5, 1996                  By: S/N Jack Grumet
                                                   ----------------
                                                   Jack Grumet
                                                   Chairman and Chief
                                                   Executive Officer